DEBT FACILITIES	12 Months Ended
Dec. 31, 2017
Statement [Line Items]
DEBT FACILITIES [Text Block]
18. DEBT FACILITIES

The movement in debt facilities during the year ended December 31, 2017 and December 31, 2016, respectively, are comprised of the following:

	Term Loan (a)	Revolving Credit Facility (b)	Total
Balance at December 31, 2015	$—	$15,000	$15,000
Net proceeds from debt financing	33,709	16,161	49,870
Interest and accretion expense	1,586	632	2,218
Repayments of principal	(6,419)	(14,944)	(21,363)
Repayments of finance costs	(1,155)	(632)	(1,787)
Balance at December 31, 2016	$27,721	$16,217	$43,938
Interest and accretion expense	1,421	785	2,206
Repayments of principal	(12,726)	—	(12,726)
Repayments of finance costs	(931)	(718)	(1,649)
Balance at December 31, 2017	$15,485	$16,284	$31,769
Statements of Financial Position Presentation
Current portion of debt facilities	$12,341	$123	$12,464
Non-current portion of debt facilities	3,144	16,161	19,305
Balance at December 31, 2017	$15,485	$16,284	$31,769

In February 2016, the Company entered into an agreement with The Bank of Nova Scotia and Investec Bank PLC for a senior secured debt facility consisting of a $35.0 million term loan and a $25.0 million revolving credit facility. These debt facilities are guaranteed by certain subsidiaries of the Company and are also secured by a first priority charge against the assets of the Company, and a first priority pledge of shares of the Company’s subsidiaries.

These debt facilities include financial covenants, to be tested quarterly on a consolidated basis, requiring First Majestic to maintain the following: (a) a leverage ratio based on total debt to rolling four quarters adjusted EBITDA less 50% of sustaining capital expenditures of not more than 3.00 to 1.00 ; (b) an interest coverage ratio, based on rolling four quarters adjusted EBITDA divided by interest payments, of not less than 4.00 to 1.00 ; and (c) tangible net worth of not less than $436.0 million plus 80% of its positive earnings subsequent to December 31, 2015. The debt facilities also provide for negative covenants customary for these types of facilities and allows the Company to enter into equipment financing obligations up to $30.0 million. As at December 31, 2017 and December 31, 2016, the Company was in compliance with these covenants.

Details of the Scotia/Investec debt facilities are as follow:

(a)	Term loan

The $35.0 million term loan is repayable in 11 equal quarterly instalments of $3.2 million in principal plus related interest, with the final instalment due in February 2019. The term loan bears an interest rate of LIBOR plus a range from 3.25% to 4.00%, depending on certain financial parameters of the Company. During the year ended December 31, 2017, the Company incurred $1.5 million (2016 - $1.6 million) in interest related to the term loan at an effective interest rate of 6.7% (2016 - 6.3%). Proceeds from the term loan were primarily used to settle the prepayment facilities.

(b)	Revolving Credit Facility

The $25.0 million revolving credit facility matures in three years on February 8, 2019 and bears the same interest rate as the term loan plus a relevant standby fee from 0.81% to 1.00% from the undrawn portion of the facility. Proceeds from the revolving credit facility were used to replace a prior $15.0 million credit facility that was due to expire in June 2016. As at December 31, 2017, $16.1 million has been drawn from the facility, leaving $8.9 million available for withdrawal. During the year ended December 31, 2017, the Company incurred $0.8 million (2016 - $0.6 million) in interest related to the revolving credit facility.